                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      FEDERATED U.S. GOVERNMENT SECURITIES

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                              [(($5,478))          6
                2 * { ---------------------------- + 1] - 1} = 2.51%
                              [((264,991 * 9.831))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $983.10                                 $983.11 - $1,000
                                              ----------------------- = -1.69%
                                                      $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

              $983.10-$1,000
         ----------------------- = -1.69%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($983.10/$1,000) - 1 = -1.69%

         Since inception through December 31, 1999:

                              1/1
         ($983.10/$1,000)            - 1 = -1.69%

         Unit Value Information
         ----------------------

                             Unit
            Date            Value
            ----            -----
         01/03/99          $10.000
         12/31/99            9.831

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED HIGH INCOME BOND

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                                          [(($37,058))         6
                          2 * { ---------------------------- + 1] - 1} = 8.06%
                                    [((556,260 * 10.092))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return

        $1,009.20                                         $1,009.20 - $1,000
                                                  ---------------------- = 0.92%
                                                              $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,009.20-$1,000
         ----------------------- = 0.92%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,009.20/$1,000) - 1 = 0.92%

         Since inception through December 31, 1999:

                            1/1
         ($1,009.20/$1,000)                - 1 = 0.92%

         Unit Value Information
         ----------------------

                             Unit
            Date            Value
            ----            -----
         01/03/99          $10.000
         12/31/99           10.092

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED AMERICAN LEADERS

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested Total Return = ------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,053.50                                 $1,053.50 - $1,000
                                                ----------------------- = 5.35%
                                                         $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,053.50-$1,000
         ----------------------- = 5.35%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,053.50/$1,000) - 1 = 5.35%

         Since inception through December 31, 1999:

                           1/1
         ($1,053.50/$1,000)                - 1 = 5.35%

         Unit Value Information
         ----------------------

                           Unit
            Date           Value
            ----           -----
         01/03/99          $10.000
         12/31/99           10.535

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             FEDERATED EQUITY INCOME

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,172.30                                $1,172.30 - $1,000
                                               ----------------------- = 17.23%
                                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,172.30 - $1,000
         ----------------------- = 17.23%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,172.30/$1,000) - 1 = 17.23%


         Since inception through December 31, 1999:

                          1/1
         ($1,172.30/$1,000)                - 1 = 17.23%

         Unit Value Information
         ----------------------

                            Unit
            Date            Value
            ------          -----
         01/03/99          $10.000
         12/31/99           11.723

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED GROWTH STRATEGIES

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = --------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,714.40                                $1,714.40 - $1,000
                                               ----------------------- = 71.44%
                                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

            $1,714.40 - $1,000
         ----------------------- = 71.44%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,714.40 / $1,000) - 1 = 71.44%




         Since inception through December 31, 1999:

                             1/1
         ($1,714.40 / $1,000)                - 1 = 71.44%

         Unit Value Information
         ----------------------

                            Unit
            Date            Value
            ----            -----
         01/03/99          $10.000
         12/31/99           17.144

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              FEDERATED PRIME MONEY

         The subaccount's standardized yield for the seven day period ended December 31, 1999 was computed by dividing 1 by the unit price for December 24, 1999, then multiplying this by the unit price on December 31, 1999 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1999 was as follows:

         ((1 / 10.325280) x 10.332025) -1 = .000653 - Base Period Return

         .000653 x (365 / 7) = .0341 or 3.41%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1999 was as follows:

                      365/7
         (.000653 + 1)           -1 = .0346 or 3.46%

         Unit Value Information
         ----------------------


                             Unit
            Date             Value
            ----             -----
         12/23/99          $10.325280
         12/31/99           10.332025

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FEDERATED INTERNATIONAL EQUITY

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

         $1,759.00                                $1,759.00 - $1,000
                                               ----------------------- = 75.90%
                                                        $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,759.00 - $1,000
         ----------------------- = 75.90%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,759.00 / $1,000) - 1 = 75.90%

         Since inception through December 31, 1999:

                              1/1
         ($1,759.00 / $1,000)                - 1 = 75.90%

         Unit Value Information
         ----------------------

                            Unit
            Date            Value
            ----            -----
         01/03/99          $10.000
         12/31/99           17.590

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                FEDERATED UTILITY

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

         $1,006.70                                $1,006.70 - $1,000
                                                ----------------------- = 0.67%
                                                         $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,006.70 - $1,000
         ----------------------- = 0.67%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         ($1,006.70 / $1,000) - 1 = 0.67%

         Since inception through December 31, 1999:

                              1/1
         ($1,006.70 / $1,000)         - 1 = 0.67%

         Unit Value Information
         ----------------------

                            Unit
            Date            Value
            ----            -----
         01/03/99          $10.000
         12/31/99           10.067

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FEDERATED STRATEGIC INCOME

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made June 30, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return
         ------------                                 ------------

         $1,030.80                                $1,030.80 - $1,000
                                               ----------------------- =  3.08%
                                                        $1,000

         Unit Value Information
         ----------------------

                            Unit
            Date            Value
            ----            -----
         06/30/99          $10.000
         12/31/99           10.308

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FEDERATED SMALL CAP STRATEGIES

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made June 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

         $1,384.10                              $1,384.10 - $1,000
                                              ----------------------- =  38.41%
                                                       $1,000

         Unit Value Information
         ----------------------

                            Unit
            Date            Value
            ----            -----
         06/01/99          $10.000
         12/31/99           13.841